EXHIBIT A TO SCHEDULE 13D/A

AGREEMENT OF JOINT FILING

      Pursuant to Rule 13d-1(k)(1), we, the undersigned, hereby agree that the attached Schedule 13D is filed on behalf of each of us.

Dated: January 10, 2002

COLUMBIA CAPITAL EQUITY PARTNERS III (QP), L.P.

By:	Columbia Capital Equity Partners III, L.P. its general partner

By:	Columbia Capital III, L.L.C. its general partner

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS II (QP), L.P.

By:	Columbia Capital Equity Partners, L.L.C. its general partner

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CARDINAL PARTNERS, L.L.C.

By:	Columbia Capital, L.L.C. Managing Member

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA BROADSLATE PARTNERS, L.L.C.

By:	Columbia Capital III, L.L.C. Managing Member

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS III (AI), L.P.

By:	Columbia Capital Equity Partners III, L.P. its general partner

By:	Columbia Capital III, L.L.C. its general partner

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS, L.P.

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS III, L.P.

Columbia Capital III, L.L.C. its general partner

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CAPITAL III, L.L.C.

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS, L.L.C.

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS II (CAYMAN), L.P.

By:	Columbia Capital Equity Partners, L.L.C., its general partner

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS II, L.P.

By:	Columbia Capital Equity Partners, L.L.C., its general partner

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CAPITAL INVESTORS, L.L.C.

By:	Columbia Capital, L.L.C., its Manager

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), L.P.

By:	Columbia Capital Equity Partners III, (Cayman), Ltd., its general partner

By:	Columbia Capital Equity Partners III, L.P., its sole shareholder

By:	Columbia Capital III, L.L.C. its general partner

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CAPITAL INVESTORS III, L.L.C.

By:	Columbia Capital III, L.L.C. its Manager

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

COLUMBIA CAPITAL, L.L.C.

By:	/s/ Donald A. Doering

Donald A. Doering Chief Financial Officer

/s/ Harry F. Hopper, III

Harry F. Hopper, III

/s/ R. Philip Herget, III

R. Philip Herget, III

/s/ James B. Fleming, Jr.

James B. Fleming, Jr.